Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, P. Ron Ellis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Endocyte, Inc. on Form 10-K for the fiscal year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Endocyte, Inc. for the periods covered by such Annual Report on Form 10-K.

March 18, 2011	By:	/s/ P. Ron Ellis
		Name:	P. Ron Ellis
(Date)		Title:	President and Chief Executive Officer

March 18, 2011	By:	/s/ Michael A. Sherman
		Name:	Michael A. Sherman
(Date)		Title:	Chief Financial Officer